NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Multi-Manager Mid Cap Growth Fund

Supplement dated December 5, 2019
to the Summary Prospectus dated April 30, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on December 4, 2019 (the “Meeting”), the Board approved the termination of Neuberger Berman Investment Advisers LLC (“Neuberger Berman”) as a subadviser to the Fund, effective on or about January 20, 2020 (the “Effective Date”). Wells Capital Management, Inc. will continue to subadvise the Fund.

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	All references to, and information regarding, Neuberger Berman in the Summary Prospectus are deleted in their entirety.

b.	The Fund is renamed the “NVIT Wells Fargo Discovery Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

c.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:
Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small- and medium-sized companies (the “80% Policy”).  For these purposes, small- and medium-sized companies are companies with market capitalizations similar to those of companies included in the Russell 2500TM Growth Index, ranging from $3 million to $14 billion as of September 30, 2019.  The Fund uses a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of companies that are located outside the United States. The Fund may enter into repurchase agreements to generate additional income.
The subadviser seeks to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (such as dominant market share) and have effective management with a history of making investments that are in the best interests of the company’s shareholders. In addition to analyzing income statement metrics like revenue and earnings growth, the portfolio managers evaluate company balance sheets to glean insights on future growth prospects and to establish price targets for each portfolio holding. In addition to meeting with management, the subadviser takes a “surround the company” approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help it to make investment decisions. The Fund may invest in any sector, and at times may emphasize one or more sectors. The subadviser may choose to sell a holding when it no longer offers favorable growth prospects, reaches the subadviser’s target price, or to take advantage of better investment opportunities.
The Fund’s 80% Policy will take effect on February 18, 2020.  Until such time, the Fund will, under normal circumstances, continue to invest at least 80% of its net assets in equity securities issued by mid-cap companies.  “Mid-cap companies” means companies with market capitalizations similar to those of companies included in the Russell MidCap Index, which ranged from $424 million to $41 billion as of September 30, 2019.

d.	The information under the heading “Principal Risks” beginning on page 2 of the Summary Prospectus is supplemented with the following:

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

e.	The discussions of “Mid-cap risk” and “Multi-manager risk” under the heading “Principal Risks” beginning on page 2 of the Summary Prospectus are deleted in their entirety.

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